UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2009

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (I.R.S. Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     NII Holdings, Inc. is filing this Current Report on Form 8-K solely to show the effects of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) on the accounting for certain of our convertible notes in our historical annual financial information included in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on February 26, 2009.
     As previously disclosed in the 2008 Form 10-K, in May 2008, the FASB issued FSP APB 14-1, which requires that issuers of certain convertible debt instruments that may be settled in cash upon conversion, including partial cash settlement, separately account for the liability component and the equity component (i.e. the embedded conversion option) and recognize the accretion of the resulting discount on the debt as interest expense. The adoption of FSP APB 14-1 has no impact on our debt service payments. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 and for interim periods within those fiscal years. Early adoption was not permitted. It is required to be applied retrospectively to convertible debt instruments within its scope that were outstanding during any period presented in the financial statements issued after the effective date. The adoption of FSP APB 14-1 affected the accounting for:
•	our 2.875% convertible notes issued in 2004 and due 2034 of which 99.99% were converted into shares of our common stock in June 2007;

•	our 2.75% convertible notes issued in 2003 and due 2023; and

•	our 3.125% convertible notes issued in 2007 and due 2012.
     The retrospective application of FSP APB 14-1 affected our historical annual financial information for the years 2004 through 2008. A summary of the impact of the retrospective application of FSP APB 14-1 on certain previously reported line items is included in Note 1 to our Financial Statements and Supplementary Data included in Exhibit 99.4 to this Current Report on Form 8-K.
     We are filing this Current Report on Form 8-K to reflect the retrospective application of FSP APB 14-1 on previously issued financial statements and related disclosures included in our 2008 Form 10-K. The impact of the adoption of these standards is reflected in the following sections of our 2008 Form 10-K, which have been revised and are included as Exhibits 12.1, 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and are incorporated into this Current Report on Form 8-K by reference:
•	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (Exhibit 12.1)

•	Part I, Item 1A. Risk Factors (Exhibit 99.1);

•	Part II, Item 6. Selected Financial Data (Exhibit 99.2);

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.3);

•	Part II, Item 8. Financial Statements and Supplementary Data (Exhibit 99.4).
     The historical annual financial information reflecting the retrospective application of FSP APB 14-1 included in the Exhibits attached to this Current Report on Form 8-K supersedes in its entirety the historical financial information contained in those sections of the 2008 Annual Report on Form 10-K.
     This Current Report on Form 8-K is being filed only for the purpose described above and only affects the Items specified above. All other information in the 2008 Annual Report on Form 10-K remains unchanged. Neither this Current Report on Form 8-K nor the Exhibits hereto reflect any events or developments occurring after February 26, 2009 or modify or update the disclosures in the 2008 Annual Report on Form 10-K that may have been affected by subsequent events. Accordingly, this Report should be read in conjunction with the 2008 Annual Report on Form 10-K and the filings made by NII Holdings, Inc. with the Securities and Exchange Commission subsequent to the filing of the 2008 Annual Report on Form 10-K, including any amendments to those filings. In our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, we adjusted the unaudited condensed consolidated financial statements for the quarter ended March 31, 2008 to reflect the retrospective application of FSP APB 14-1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Risk Factors (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FPS APB 14-1).

99.4	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
Date: August 5, 2009	By:	GARY D. BEGEMAN
Gary D. Begeman
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Risk Factors (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FPS APB 14-1).

99.4	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).